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Lindner Utility Fund

Lipper Data Shows Lindner Utility Fund As #1 Fund Among Utility Mutual Funds For '99
January 2000

Data and analysis provided by the authoritative Lipper Inc.1 shows the Lindner Utility Fund was the #1 utility mutual fund for 1999.2 The Fund's rate of return was 60.46% for 1999, compared very favorably to such broad-market indexes of utility equities as represented by the S&P 500 Utilities Index (the Fund's benchmark), which ended the year at -8.81%; and, the Dow-Jones Utilities Index, which ended the year at -5.67% (see comparisons chart2).

The Lindner Utility Fund seeks current income through investments in securities of domestic and foreign public utility companies, with capital appreciation as a secondary goal. The fund has adopted a broad definition of "utilities" and includes companies in the portfolio that provide basic services to customers on a regular basis, as well as traditional, universal-service, regulated or semi-regulated electric and telephone companies. This fund may be appropriate for investors who seek current income and diversification through companies engaged in all types of utility services.

The Fund invests substantially all of its assets in common stocks or securities that are convertible to common stocks. The Fund may also use preferred stocks or bonds, and Rule 144A securities. At least 65% of the Utility Fund assets will be invested in common or preferred utility stocks. At year-end 1999, larger holdings included such equities as Omnipoint, Nextel, AT&T, Enron, and RCN Corp.

Comparison / Benchmark:

The comparative index is the S&P 500 Utilities Index, which is a capitalization-weighted index of all utility company stocks that are traded on the New York Stock Exchange, and is designed to measure the performance of the Utility Sector of the S&P 500 Index.

You can find this index as well as the listing for the Fund in the pages of the Wall Street Journal.(The Fund symbol is LDUTX.)

Fund Investments:
Industry investments at mid-year included sectors such as tele-communications; utilities; tele- communications equipment; natural gas pipelines; oil & gas exploration and production; energy; electrical generation; oilfield services; and, cable television equipment and services.

Commenting on the 1999 Performance:
Vice Chairman Mark T. Finn noted in a recent media interview: "We've carried a relative underweight to the electric utility sector, had exposure to telecommunications for the full year, and we've picked good stocks. The traditional view of the electric utility industry, that of a yield vehicle with little appeal, is going to change in the next few years. Our view is that this industry will be quite exciting and marked by a number of takeover and management changes, so that good management will pay off. This will make it more important that the investment management committee picks the right stocks. Every sector has its day, and we believe that this Fund will be back in an overweight in electric utilities sometime within the next 24 months."

Cautionary Notes:
Please note that single-sector investments - such as utilities - are subject to certain risks, such as limited diversification when compared to other types of market investments, interest rate risk and economic risks. Past performance is not a guarantee of future results. This is a "no-load fund" - that is, there are no sales charges attached to your minimum purchase or subsequent purchases.

1 Lipper, Inc., together with its affiliate companies, is the leading provider of data and analysis on the investment company business. Data is provided to major institutions, money managers and investment advisors. With data going back to 1959, Lipper, Inc. currently tracks performance of approximately 32,000 funds worldwide with assets in excess of US $6 trillion. Lipper data is carried in more than 100 newspapers and other media, including The New York Times, USA Today, CNBC, and The Wall Street Journal.

2 Comparisons Chart follows:

	1 year ended 12/31/99	5 years ended 12/31/99	8/30/93 (inception of the fund) to 12/31/99
Lipper Utility Fund Category Rank	1 out of 100	12 out of 65	NA
Lindner Utility Fund	60.46%	21.88%[1]	17.81%[3]
S&P 500 Utilities Index	-8.81%	13.81%[1]	8.39%[3]
Dow Jones Utilities Index	-5.67%	14.73%[1]	7.61%[3]

3 Average annual total return including reinvestment of dividends and capital gain distributions.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not predictive of future results. Investment return and principal value will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost.

This article first published in the
Lindner Shareowner (link)Newsletter, Winter 2000.

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